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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2005
                                                        ------------------

                       CHASE MORTGAGE FINANCE CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


           Delaware                   333-110968                52-1495132
------------------------------ --------------------------- ---------------------
        (State or other              (Commission              (IRS Employer
        jurisdiction of              File Number)          Identification No.)
        incorporation)

              194 Wood Avenue South, 3rd Floor
                     Iselin, New Jersey                            08830
------------------------------------------------------------- ------------------
          (Address of principal executive offices)                Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (732) 205-0600

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events.
                  ------------

         This Amendment No. 1 to the Report on Form 8-K of Chase Mortgage Finance Corporation amends and replaces Exhibit 4.1 to the 8-K filed on October 11, 2005.





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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits:


                4.1 Pooling and Servicing Agreement, dated as of September 1, 2005, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer and Wachovia Bank, N.A., as Trustee



















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Chase Mortgage Finance Corporation


                                         By:    /s/ Bruce J. Friedman
                                                ------------------------
                                         Name:  Bruce J. Friedman
                                         Title: Vice President

Date: October 12, 2005







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                                         EXHIBIT INDEX

Exhibit No.                              Description                                  Page No.
-----------                              -----------                                  --------
4.1                       Pooling and Servicing Agreement, dated as of September
                          1, 2005, among Chase Mortgage Finance Corporation, as
                          Depositor, JPMorgan Chase Bank, N.A., as Servicer and
                          Wachovia Bank, N.A., as Trustee
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